EXHIBIT 10.14

                               December 30, 1997

American Medical Providers, Inc.
3555 Timmons Lane
Suite 1550
Houston, Texas 77027-6435
Attention: Jack N. McCrary

Gentlemen:

     We are pleased to inform you that we are prepared to make a $30,000,000 Revolving Line of Credit available to you substantially according to the following terms and conditions:

Borrower:                                 American Medical Providers, Inc.
                                          ("AMP")
Agent:                                    Cooperative Centrale
                                          Raiffcisen-Boerenleenbank B.A.,
                                          "Rabobank Nederland", New York
                                          Branch ("Rabobank").
Amount/Type of Facility:                  $30,000,000/3-year Revolving
                                          Line-of-Credit.
Guarantors:                               All direct and indirect subsidiaries
                                          of AMP whether existing on or after
                                          the Closing Date.
Purpose:                                  General corporate purposes to include
                                          acquisitions of DPM practices,
                                          working capital, equipment purchases
                                          and the development of surgery
                                          centers.
Interest Rates:                           At the option of AMP, the RLOC will
                                          bear interest at a rate equal to
                                          LIBOR plus the Applicable Margin or
                                          at the Rabobank Base Rate plus the
                                          Applicable Margin.

                                                              APPLICABLE LIBOR                  APPLICABLE BASE
                                                             SR. DEBT/EBITDA                         MARGIN           RATE MARGIN
                                          ------------------------------------------------        -------------        ----------
                                          (greater than or equal to) 2.5x (less than) 3.0x           250 bps              0 bps
                                          (greater than or equal to) 2.0x (less than) 2.5x           200 bps              0 bps
                                          (greater than or equal to) 1.0x (less than) 2.0x           150 bps              0 bps
                                          (greater than or equal to)   0x (less than) 1.0            100 bps              0 bps

                                          Senior Debt is defined as all Bank
                                          Debt plus any other indebtedness not
                                          subordinate to the Bank's claim.
                                          EBITDA is defined as Earnings Before
                                          the deduction of Interest, Taxes,
                                          Depreciation, and Amortization.
Interest Periods:                         For LIBOR advances and at the
                                          Borrower's option, periods of one,
                                          two, three, or six months. Interest
                                          on each advance shall be payable on
                                          the last day of each interest period,
                                          but no less than ninety days from the
                                          date of such advance; provided,
                                          however, that interest on each
                                          advance bearing interest at a rate
                                          based upon the Base Rate shall be
                                          payable on the last business day of
                                          the calendar month in which such
                                          advance is made and of each month
                                          thereafter. All interest rates shall
                                          be reserve-adjusted. The default
                                          interest rate shall be Rabobank's
                                          Base Rate plus 2.00%.

                                          The Base Rate shall mean the higher
                                          of (i) the rate of interest announced
                                          by Rabobank in New York City from
                                          time to time as its base rate, each
                                          change in such fluctuating interest
                                          rate to take effect simultaneously
                                          with the corresponding change in such
                                          base rate, but in no event in excess
                                          of the maximum interest rate
                                          permitted by applicable law and (ii)
                                          1/2 of 1% per annum above Rabobank's
                                          Federal Funds Rate (as defined
                                          below).
                                          Rabobank's Federal Funds Rate shall
                                          mean the rate at which Rabobank, as a
                                          federally licensed branch of a
                                          foreign bank, in its sole discretion,
                                          can acquire federal funds in the New
                                          York City

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
                                          interbank term federal funds market
                                          or other funding sources available to
                                          Rabobank, through brokers of
                                          recognized standing, for a period and
                                          in an amount comparable to the period
                                          and amount requested by the Borrower.
Unused Fee:                               A commitment fee of 0.50% per annum,
                                          commencing on the closing date, based
                                          on the average unused balance of the
                                          commitment amount, payable in arrears
                                          on the last day of each calendar
                                          quarter and on the final maturity
                                          date.
Arrangement Fee:                          An arrangement of $220,000 shall be
                                          due and payable on the closing date.
                                          Of this amount, $20,000 is due and
                                          payable upon your acceptance of this
                                          commitment, this amount being
                                          non-refundable whether or not the
                                          transaction closes.
Computations:                             All interest rate and fee
                                          computations shall be based upon a
                                          360 day year and the actual number of
                                          days elapsed, except that interest
                                          rate computations for extensions of
                                          credit based upon the Base Rate shall
                                          be based upon a 365 day year.
Availability:                             Fully revolving until Termination
                                          Date. Subject to Borrowing Base
                                          limitations.
Expiry/Termination:                       Three years from the date of closing,
                                          but not later than December 31, 2000.

Repayment of Principal/Interest:          Principal is due and payable in full
                                          at maturity. Interest is due at the
                                          end of each interest period, but no
                                          less often than quarterly.
Prepayments:                              Prepayments at the end of an interest
                                          period are allowed without penalty.
                                          Prepayments prior to the end of an
                                          interest period are allowed but may
                                          result in a penalty sufficient to
                                          reimburse the Bank for all costs
                                          incurred as a result of prepayment.
                                          All prepayments shall be made on not
                                          less than one business day's notice
                                          and in increments of at least
                                          $25,000.
Collateral:                               As security for the Borrower's
                                          obligations under the credit
                                          facilities, the Bank shall be granted
                                          a first priority lien on all accounts
                                          receivable, equipment, contract
                                          rights, management service con-
                                          tracts, capital stock of affiliated
                                          subsidiaries, notes from affiliated
                                          physicians, securities and other
                                          instruments (including those related
                                          to any acquisition or merger, and
                                          general intangibles,
Borrowing Base:                           The aggregate amount of all
                                          extensions of credit under the
                                          revolving credit facility to the
                                          Borrower shall not exceed the sum of
                                          the following:
                                          1)  80% of all eligible domestic
                                              accounts receivable, less than 90
                                              days beyond the date of invoice;
                                              plus
                                          2)  50% of the market value of
                                              equipment that is not otherwise
                                              encumbered;
                                          3)  Less: Accounts Payable
                                              Eligibility requirements of items
                                              included in the Borrowing Base
                                              shall be determined by the Bank
                                              in its sole discretion and shall
                                              include but not be limited to
                                              the Bank having a first priority
                                              security interest and accounts
                                              receivable. Intercompany
                                              accounts receivable/advances are
                                              to be excluded from the
                                              calculations of the borrowing
                                              base. In the event outstandings
                                              under the revolving line of
                                              credit exceed the Borrowing
                                              Base, the Borrower shall (i)
                                              make a prepayment in the amount
                                              by which the advances and
                                              interest exceed the Borrowing
                                              Base or (ii) pledge and assign
                                              to the bank additional
                                              collateral acceptable to
                                              Rabobank in its sole discretion.
                                              Any prepayment penalties
                                              associated with bringing the
                                              Borrowing Base back into
                                              compliance are for the account
                                              of the Borrower.

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
Covenants/Other Terms:                    REPORTING REQUIREMENTS
                                          1)  Audited and unqualified annual
                                              financial statements of the
                                              Borrower, including balance
                                              sheets, statements of income,
                                              statements of cash flows within
                                              120 days after fiscal year-end
                                              prepared by independent nationally
                                              recognized certified public
                                              accountants acceptable to the Bank
                                              and the Borrower.

                                          2)  Company prepared 3-year
                                              projections of fiscal year-end
                                              balance sheets, income statements,
                                              and statements of cash flow
                                              (excluding from those the effects
                                              of intercompany transactions)
                                              prior to closing. Rolling 12
                                              month projections to be updated
                                              semiannually on December 31 and
                                              June 30 of each year thereafter.
                                          3)  Unaudited company prepared
                                              monthly financial statements of
                                              Borrower within 30 days after
                                              month-end. Compliance certifi-
                                              cate signed by the chief
                                              financial officer of the Borrower
                                              and showing calculation of
                                              financial covenants and
                                              compliance with those covenants
                                              to be provided at the end of each
                                              fiscal quarter.
                                          4)  Monthly accounts receivable
                                              agings of the Borrower, submitted
                                              within 30 days after month-end.
                                          5)  Borrowing Base Certificate,
                                              submitted within 30 business days
                                              of the last day of each month,
                                              unless requested more often.

                                          FINANCIAL REQUIREMENTS

                                          So long as any extensions of credit
                                          are outstanding, the Borrower shall
                                          maintain the following financial
                                          ratios as defined in accordance with
                                          Generally Accepted Accounting
                                          Principals;
                                          1)  CURRENT RATIO.  Maintain at all
                                              times a ratio of current assets to
                                              current liabilities of not less
                                              than 2.00:1.00
                                          2)  TOTAL SENIOR BANK DEBT/TANGIBLE
                                              NET WORTH:  Maintain Total Bank
                                              Debt/Tangible Net Worth which
                                              does not exceed 1.00:1.00.
                                          3)  SENIOR DEBT/EBITDA:  Maintain
                                              maximum Senior Debt / EBITDA of
                                              3:00:1.00.
                                          4)  MINIMUM TANGIBLE NET
                                              WORTH:  Maintain at all times a
                                              minimum tangible net worth of:
                                              Borrower's tangible net worth at
                                              closing, plus 100% of any new
                                              equity raised, plus 75% of net
                                              income after tax, measured
                                              quarterly.
                                          5)  EBITDA/(Non-Discretionary Capex +
                                              Interest Expense): Maintain
                                              minimum of 1.25:1.00
                                          6)  CAPITAL EXPENDITURES:  Limit to
                                              be determined by the Bank.
                                          7)  ACQUISITIONS:  Permitted without
                                              Bank approval provided that no
                                              individual acquisition accounts
                                              for more than 10% of Borrower's
                                              tangible net worth. Acquisitions
                                              must be limited to the practice
                                              of podiatry. Any practice with
                                              negative EBITDA will require Bank
                                              approval. Upon completion of the
                                              acquisition, the Borrower must be
                                              in compliance with all covenants
                                              retrospectively and
                                              prospectively.
                                          8)  ADDITIONAL DEBT:  No additional
                                              debt is permitted except for
                                              scheduled debt. Any debt
                                              exclusive of purchase money debt
                                              will be subordinated to the Bank.

                                          REPRESENTATIONS, WARRANTIES,
                                          COVENANTS, EVENTS OF DEFAULT AND
                                          OTHER TERMS
                                          The documentation shall contain
                                          representations, warranties, cove-
                                          nants, events of default and other
                                          terms which are customary for a
                                          transaction of this type, including
                                          but not limited to the following:

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
                                          1)  CROSS-DEFAULT.  It shall
                                              constitute a default under this
                                              facility if there is a default
                                              under any other credit facility to
                                              which the Borrower and/or the
                                              Guarantors are a party, whether or
                                              not Rabobank is a party thereto.

                                          CONDITIONS OF LENDING
                                          The documentation shall contain
                                          conditions of lending which are
                                          customary for a transaction of this
                                          type, including but not limited to:
                                          1) INSURANCE.  Borrower shall
                                             maintain, and Rabobank shall be
                                             named as loss payee and additional
                                             insured under, casualty and
                                             liability insurance policies,
                                             which shall be in form and sub-
                                             stance satisfactory to Rabobank.
                                          2) COLLATERAL INSPECTION.  Rabobank
                                             shall be entitled to perform,
                                             prior to its initial extension of
                                             credit, and during each annual
                                             period thereafter and upon any
                                             default, a satisfactory field
                                             inspection of all collateral
                                             securing the credit facility. The
                                             Borrower shall reimburse Rabobank
                                             for the cost of each such
                                             inspection.

                                          MISCELLANEOUS
                                          All accounting terms shall be defined
                                          in accordance with generally accepted
                                          accounting principles consistent with
                                          those applied in the preparation of
                                          the financial statements referred to
                                          above.
                                          All legal fees of counsel to Rabobank
                                          (which may be in-house counsel) and
                                          costs associated therewith shall be
                                          for the account of the Borrower. All
                                          credit facility documentation shall
                                          be governed by the laws of the State
                                          of New York and the Borrower shall
                                          submit to the exclusive jurisdiction
                                          of courts located in New York City.
                                          The terms and conditions of this
                                          commitment are not limited to the
                                          above terms and conditions. Those
                                          matters which are not covered by or
                                          made clear in the above outline are
                                          subject to mutual agreement of the
                                          parties.
                                          This commitment is conditional upon
                                          (i) the preparation, execution and
                                          delivery of legal documentation in
                                          form and substance satisfactory to
                                          Rabobank and our counsel
                                          incorporating substantially the terms
                                          and conditions outlined or referred
                                          to above and (ii) the absence of a
                                          material adverse change in the
                                          financial condition or operations of
                                          the Borrower and/or the Guarantors
                                          since the date of the Borrower's
                                          and/or the Guarantor's financial
                                          statements dated as of December 31,
                                          1997.

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
     Please evidence your acceptance of the foregoing by signing and returning to us the enclosed copy of this letter on or before January 9, 1998, the date this commitment (if not accepted prior thereto) shall expire.

Very truly yours,

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By:/s/Ian Reece
      IAN REECE
Title: SENIOR CREDIT OFFICER

By:/s/Gordon E. Arnold
      GORDON E. ARNOLD
Title: VICE PRESIDENT

Accepted on              , 199  :

AMERICAN MEDICAL PROVIDERS, INC.

By:_______________________________
Title:____________________________

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